                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                            SCHEDULE 14C INFORMATION

             Information Statement Pursuant to Section 14(c) of the
                        Securities Exchange Act of 1934

Check the appropriate box:

[]  Preliminary Information Statement

[ ] Confidential, for Use of the Commission only (as permitted by Rule 14c-5(d)(2))

[ x]  Definitive Information Statement


                                  MAXXON, INC.
--------------------------------------------------------------------------------
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required

     [ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

          (1) Title of each class of securities to which transaction applies:
              __________________________________________________________________

          (2) Aggregate number of securities to which transaction applies:
              __________________________________________________________________

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
              __________________________________________________________________

          (4) Proposed maximum aggregate value of transaction:
              __________________________________________________________________

          (5) Total fee paid:
              __________________________________________________________________

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:
              __________________________________________________________________

          (2) Form, Schedule or Registration Statement No.:
              __________________________________________________________________

          (3) Filing Party:
              __________________________________________________________________

          (4) Date Filed:
              __________________________________________________________________

                                  MAXXON, INC.
                             2073 Shell Ring Circle
                       Mt. Pleasant, South Carolina 29466

                              --------------------

                       NOTICE OF ACTION BY WRITTEN CONSENT
                                   RELATING TO
                                  MAXXON, INC.
                             (A NEVADA CORPORATION)

NOTICE IS HEREBY GIVEN, that, in lieu of a meeting of stockholders, we have solicited and obtained written consents from stockholders representing a majority of our outstanding shares of stock entitled to vote approving:

(i) an amendment to our Articles of Incorporation changing our name to "Revolutions Medical Corporation" (the "Name Change"),

(ii) an amendment to our Articles of Incorporation authorizing our board of directors from time to time in their discretion and without approval of holders of a majority of our outstanding shares entitled to vote, to approve a reverse stock split of our outstanding common stock without a corresponding reduction of our authorized shares of common stock (the "Charter Amendment"), and

(iii) authorizing a 1 for 20 reverse stock split of our issued and outstanding shares of common stock without corresponding reduction in the number of authorized shares of common stock we are authorized to issue under our Articles of Incorporation (the "Reverse Stock Split"). The Maxxon Series 2006 Convertible Preferred Stock described below will not be affected by the Reverse Stock Split.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         As of the close of business on November 17, 2006, the record date for shares entitled to vote in connection with the Name Change, the Charter Amendment and the Reverse Stock Split, we had issued and outstanding (i) 143,160,798 shares of our common stock, $0.001 par value per share, and (ii) 1,000,000 shares of our Maxxon series 2006 convertible preferred stock, $0.001 par value per share (the "Series 2006 Preferred"). Our common stock and our Maxxon Series 2006 Preferred stock are entitled to vote as a single class in connection with the Name Change, the Charter Amendment and the Reverse Stock Split. Each share of our common stock is entitled to one vote in connection with the items that are the subject of this Information Statement and each share of Maxxon Series 2006 Preferred is entitled to one hundred twenty five (125) votes, voting together with the common stock as a single class. Prior to the mailing of this Information Statement, the holders of a majority of our voting stock signed a written consent approving (i) the Name Change, (ii) the Charter Amendment and
(iii) the Reverse Stock Split. As a result, the Name Change, the Charter Amendment to the Articles of Incorporation, and the Reverse Stock Split, have been approved, and neither a meeting of our stockholders nor additional written consents are necessary.

This Information Statement is first being sent to our stockholders on or about November 29, 2006.

                                             By Order of the Board of Directors,

                                             /s/ Rondald L. Wheet
                                             -----------------------------------
                                             Rondald L. Wheet, President and CEO

                                             November 29, 2006

                                     SUMMARY

TRANSACTIONS:     (i)      Amend Articles of Incorporation to change our
                           corporate name to "Revolutions Medical Corporation"
                           (the "Name Change").

                  (ii) Amend Articles of Incorporation to permit our board of directors to declare a reverse stock split of our outstanding shares of capital stock from time to time in their discretion without a proportional reduction in our authorized shares of the same form of capital stock and without obtaining the consent of our stockholders as currently required under Nevada law (the "Charter Amendment").

                  (iii) Effect a 1 for 20 reverse stock split of our issued and outstanding shares of common stock without a corresponding reduction in our authorized capitalization of common stock (the "Reverse Stock Split").

RECORD DATE:      November 17, 2006

METHOD: File amended Articles of Incorporation with Nevada Secretary of State as soon as possible 20 days after the mailing of the definitive Information Statement to our stockholders.

EFFECTIVE DATE:   As soon as practicable, but in no event sooner than 20 days from the date of our mailing of a Definitive Information
                  Statement to our stockholders.

Unless otherwise indicated in this information statement, "us," "we," "our," "the company" and similar terms refer to Maxxon, Inc., a Nevada corporation.

                                TABLE OF CONTENTS

Questions and Answers

Name Change Amendment

Charter Amendment

Reverse Stock Split

Dissenter's Rights

Interest of Persons in Matters to be Acted Upon and Principal Holders Thereof

Certain Information Regarding Our Directors and Executive Officers

Additional Information

Miscellaneous

Exhibits Index

                                  MAXXON, INC.
                              INFORMATION STATEMENT

         This Information Statement is first being sent to our stockholders on or about November 29, 2006. Prior to that date, our board of directors unanimously approved the adoption of amendments to our Articles of Incorporation pursuant to which: (i) our name will be changed from "Maxxon, Inc." to "Revolutions Medical Corporation", (the "Name Change") (ii) our Articles of Incorporation will be amended to permit our board of directors to declare a reverse stock split of our outstanding shares of capital stock from time to time in their discretion without a proportional reduction in our authorized shares of the same form of capital stock and without obtaining the consent of our stockholders as currently required under Nevada law (the "Charter Amendment") and (iii) we will effect a 1 for 20 reverse stock split of our issued and outstanding shares of common stock without a corresponding reduction in our authorized capitalization of common stock (the "Reverse Stock Split"). The first two items will be accomplished by filing an amendment to our Articles of Incorporation (the "Amendment"). A copy of the Amendment is annexed to this Information Statement as Exhibit A.

         As of November 17, 2006, holders of our common stock and our Maxxon Series 2006 Preferred stock voting together as a single class and representing more than a majority of the voting power of our outstanding capital stock, signed a written consent approving our Name Change, the Charter Amendment, and the Reverse Stock Split. As a result, these transactions have been approved and neither a meeting of our stockholders nor additional written consents are necessary.

         The Name Change and the Charter Amendment will become effective at the time of our filing of an amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada pursuant to Section 78.390 of the Nevada Revised Statutes ("NRS"). The Reverse Stock Split will become effective at the opening of business as soon as practicable, but in no event earlier than 20 days after our mailing of a Definitive Information Statement to our stockholders.

         At the effective time of the Reverse Stock Split, each 20 shares of our common stock that you hold will represent 1 post-Reverse Stock Split share of our common stock. Any fractional share of common stock resulting from the Reverse Stock Split will be rounded down to the next full number and no payment will be made in connection therewith. The rights and characteristics of your common stock will not be affected under Nevada law. The issued and outstanding Maxxon Series 2006 Preferred stock will not be the subject of the Reverse Stock Split. The authorized capitalization of Maxxon will be the same as our capitalization immediately prior to the Reverse Stock Split. See "Reverse Stock Split."

                              QUESTIONS AND ANSWERS

         The following questions and answers are intended to respond to questions you may have concerning the events discussed in this Information Statement. These questions do not, and are not intended to, address all the questions that may be important to you. You should read the entire Information Statement carefully, as well as its exhibits and the documents incorporated by reference in this Information Statement.


Q. WHY ARE WE CHANGING THE NAME OF THE COMPANY TO "REVOLUTIONS MEDICAL CORPORATION"?

         For the past several years, under prior management we were involved in various litigation related matters, all of which have been concluded in a manner satisfactory to the Company. Nevertheless, our board of directors believes that it would be preferable for the Company to dissociate itself from these events and to mark the beginning of a new management era by changing our corporate name. We also believe a rebranding strategy is appropriate to describe the nature of our business. We selected the name "Revolutions Medical Corporation" because we believe that our product will be "revolutionary." Our hope is that our new company name and the meaning it represents will bring together our customers, our strategic partners, our employees, and last but not least, our investors. Thus, we will change our name to "Revolutions Medical Corporation", to more accurately reflect our current and future business focus.

Q:   WHAT ARE THE REASONS FOR THE CHARTER AMENDMENT AND THE REVERSE STOCK SPLIT?

         A: By executing a reverse stock split of the issued and outstanding shares of common stock, but not reducing the authorized shares of common stock, we will have additional shares of stock available for future actions, including acquisitions, capital raising transactions and employee stock incentive plans. Implementing the Reverse Stock Split without reducing our authorized shares of common stock and preferred stock will also allow our board of directors flexibility to act promptly in issuing stock to meet our future business needs, which may include:

         o        Acquisitions and mergers;
         o Financing transactions to improve our financial and business position;
         o        Stock splits or stock dividends;
         o        Recruiting employees and executives;
         o        Employee benefit plans; and
         o        Other proper business purposes.

         If additional shares are readily available, our board of directors will be able to act quickly to issue additional shares without spending the time and incurring the expense of soliciting proxies and holding additional stockholders' meetings. The board of directors, however, may issue additional shares of common stock and preferred stock without action on the part of the stockholders only if the action is permissible under Nevada law, and only if the rules of the exchange on which the common stock is then listed permit those issuances. Our common stock is currently not listed on an exchange, but is traded on the over-the-counter bulletin board. Accordingly, as noted above, after the filing date of the Charter Amendment to the Articles of Incorporation, our board of directors will be authorized to cause a reverse stock split of the outstanding shares of Maxxon without an accompanying reduction in the authorized capitalization and without seeking stockholder approval.

Q:   WHY AREN'T WE HOLDING A MEETING OF STOCKHOLDERS TO APPROVE THE NAME CHANGE,
THE CHARTER AMENDMENT AND THE REVERSE STOCK SPLIT?

         A: The board of directors has already approved and authorized an amendment to our Articles of Incorporation (i) changing our name from "Maxxon, Inc." to "Revolutions Medical Corporation", and (ii) permitting our board of directors to declare a reverse stock split of our outstanding shares from time to time in their discretion without a proportional reduction in our authorized shares of the same form of capital stock and without obtaining the consent of our stockholders as currently required under Nevada law, and (iii) effecting a 1 for 20 reverse stock split of our issued and outstanding shares of common stock without a corresponding reduction in our authorized capitalization of common stock. We also have received the written consent of holders of our common stock and of our Maxxon Series 2006 Preferred stock representing more than a majority of the voting power of our outstanding common stock and our Maxxon Series 2006 Preferred stock voting together as a single class, approving these transactions. Under the Nevada Revised Statutes and our charter documents these transactions may be approved by the written consent of a majority of the voting power of our common stock and Maxxon Series 2006 Preferred stock entitled to vote on them, voting together as a single class. Since we have already received written consents representing the necessary number of votes, a meeting is not necessary and represents a substantial and avoidable expense.

Q:   WHAT ARE THE PRINCIPAL FEATURES OF THE AMENDMENTS?

         A: After the Amendment to the Articles of Incorporation is filed there will be two changes: (i) First, our name will be changed to "Revolutions Medical Corporation." Second, our board of directors will be able to authorize a reverse stock split of our issued and outstanding shares of capital stock without a corresponding reduction in our authorized capitalization and without requiring approval of our existing stockholders, currently required under Nevada law. This will give the board flexibility to respond to a variety of situations in which the ability to declare a reverse stock split without the necessity of stockholder approval through a special meeting or a written consent may prove desirable. See "Charter Amendment."

Q.   WHAT ARE THE PRINCIPAL FEATURES OF THE REVERSE STOCK SPLIT?

         A: At the effective date of the Reverse Stock Split, each 20 shares of our Company's common stock that you own will become 1 share of common stock, having the same rights and privileges as before. Since the authorized capitalization is not going to be reduced in a corresponding manner, your proportional percentage ownership interest in our Company is going to be reduced immediately after the implementation of the Reverse Stock Split. Fractional shares will be rounded down to the next whole number and no cash payments will be made in connection therewith. Under Nevada law, you are not entitled to any dissenter's rights in connection with the Reverse Stock Split. The Maxxon Series 2006 Preferred stock will not be affected by the Reverse Stock Split. As a consequence, Rondald L. Wheet, the sole holder of the Maxxon Series 2006 Preferred, and our Chairman, President and CEO, will have the voting percentage of our common and preferred stock that he owns increase from 44.8% to 98.78%. Upon effectiveness of the Name Change and the Reverse Stock Split, the shares of common stock of Maxxon, Inc. will continue to trade on the over-the-counter bulletin board under a new trading symbol and CUSIP Number that have not been assigned yet. See "Reverse Stock Split".

Q:   DO THESE ACTIONS AFFECT OUR OFFICERS AND DIRECTORS?

         A: The adoption of the Amendments and the implementation of the Reverse Stock Split, do not affect the Company's officer and directors. They will continue to serve in those capacities after the completion of these transactions. See "Certain Information Regarding Our Directors and Executive Officers" below.

Q:   HOW WILL THE REVERSE STOCK SPLIT AFFECT OUR STOCKHOLDERS AND THEIR SHARES
OF CAPITAL STOCK?

         A: Our Articles of Incorporation authorize 255,000,000 shares of capital stock, $0.001 par value per share, of which 250,000,000 shares are authorized as common stock and 5,000,000 shares are authorized as preferred stock. As of the date hereof, 143,160,798 shares of our common stock were issued and outstanding. Of the preferred stock, we have 1,000,000 shares designated as Maxxon Series 2006 Preferred stock ("Series 2006 Preferred") that are issued and outstanding. At the effective date of the Reverse Stock Split, the number and categories of authorized shares of our capital stock will remain the same and continue to constitute the authorized capitalization of our Company.

         By executing a reverse stock split of the issued and outstanding shares of common stock, but not reducing the authorized shares of common stock, we will have additional shares of stock available for future actions, including acquisitions, capital raising transactions and employee stock incentive plans. Implementing the Reverse Stock Split without reducing our authorized shares of common stock and preferred stock will also allow our board of director's flexibility to act promptly in issuing stock to meet our future business needs, which may include:

         o        Acquisitions and mergers;
         o Financing transactions to improve our financial and business position;
         o        Stock splits or stock dividends;
         o        Recruiting employees and executives;
         o        Employee benefit plans; and
         o        Other proper business purposes.

         If additional shares are readily available, our board of directors will be able to act quickly to issue additional shares without spending the time and incurring the expense of soliciting proxies and holding additional stockholders' meetings. The board of directors, however, may issue additional shares of common stock and preferred stock without action on the part of the stockholders only if the action is permissible under Nevada law, and only if the rules of the exchange on which the common stock is then listed permit those issuances. Our common stock is currently not listed on an exchange, but is traded on the over-the-counter bulletin board. Accordingly, as noted above, after the filing date of the Charter Amendment to the Articles of Incorporation, our board of directors will be authorized to cause a reverse stock split of the outstanding shares of Maxxon without an accompanying reduction in the authorized capitalization and without seeking stockholder approval.

         At the effective time of our Reverse Stock Split each 20 shares of our common stock that you hold will represent 1 post-Reverse Stock Split share of our common stock with the same rights and privileges as before. The number of shares of Maxxon Series 2006 Preferred stock issued and outstanding will not be affected by the Reverse Stock Split. Therefore, after the effective date of the Reverse Stock Split, you will own the same class of stock you currently own, but your percentage ownership of Maxxon will be reduced by the 1 for 20 ratio. Additionally, however, as a consequence of the Reverse Stock Split, Rondald L. Wheet, the sole holder of the Maxxon Series 2006 Preferred, and our Chairman, President and CEO will have the voting percentage of our common and preferred stock that he owns increase from 44.8% to 98.78%

         The rights, privileges, preferences and restrictions of each class and series of our stock will remain the same both pre- and post-Reverse Stock Split. The following is a summary of the rights, privileges, preferences and restrictions of Maxxon's common and preferred stock:

         Maxxon Common Stock

         Dividends: The holders of common stock are entitled to receive, ratably, dividends when, as and if declared by the board of directors out of funds legally available therefor.

         Liquidation Preference: In the event of the liquidation, dissolution or winding up, the holders of common stock are entitled, subject to the rights of holders of preferred stock, if any, to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision is made for each class of stock, if any, having preference over the common stock.

         Conversion: The holders of common stock have no conversion rights and they are not subject to further calls or assessments.

         Preemption: The holders of common stock have no preemptive rights and they are not subject to further calls or assessments.

         Voting Rights: The holders of common stock are entitled to one vote for each share held of record on all matters on which the holders of common stock are entitled to vote. Cumulative voting for directors is not permitted.

         Redemption: There are no redemption or sinking fund provisions applicable to the common stock. The outstanding shares of common stock are fully paid.

         Maxxon Series 2006 Preferred Stock

         Dividends: Currently, the sole holder of our Maxxon Series 2006 Preferrred is Rondald L. Wheet, our Chairman, President and CEO. The holder of Maxxon Series 2006 Preferred stock is entitled to receive, ratably, dividends when, as and if declared by the board of directors out of funds legally available therefor. If any dividend or other distributions are declared on our common stock, then a dividend or other distribution must also be declared on the outstanding Maxxon Series 2006 Preferred stock at the same time and on the same terms and conditions, so that each holder of Maxxon Series 2006 Preferred stock will receive the same dividend or distribution such holder would have received if the holder had converted his Maxxon Series 2006 Preferred stock as of the record date for determining stockholders entitled to receive such dividend or distribution.

         Liquidation Preference: In the event of the liquidation, dissolution or winding up, the holders of Maxxon Series 2006 Preferred stock are entitled to receive a liquidation preference of $0.001 for each share of Maxxon Series 2006 Preferred stock prior to payment being made to any junior stock.

         Conversion: The holders of Maxxon Series 2006 Preferred stock may convert each share into 1 share of common stock.

         Preemption: The holders of Maxxon Series 2006 Preferred stock have no preemptive rights and they are not subject to further calls or assessments.

         Voting Rights: The holders of Maxxon Series 2006 Preferred stock are entitled to 125 votes for each share of common stock into which their Maxxon Series 2006 Preferred stock is then convertible (currently 1 share), voting together with our common stock as a single class. Cumulative voting is not permitted. Upon conversion of a Series 2006 Preferred share, each share of common stock issued upon the conversion will be entitled to only one (1) vote per share.

         Redemption: There are no redemption or sinking fund provisions applicable to the Maxxon Series 2006 Preferred stock.

         Maxxon Blank Check Preferred Stock

         Maxxon's Articles of Incorporation authorize its board of directors to establish one or more additional series of preferred stock and to determine, with respect to any such series of preferred stock, its terms and rights, including: the designation of each series; the voting powers, if any, associated with each such series whether dividends, if any, will be cumulative or noncumulative and the dividend rate of each series; the redemption rights and price or prices, if any, for shares of each series; and preferences and other special rights, if any, of shares of each series in the event of any liquidation, dissolution, or distribution of Maxxon's assets.

Q:   WILL I NEED TO OBTAIN NEW STOCK CERTIFICATES?

         A: At the effective time of the Name Change and the Reverse Stock Split, each stock certificate representing shares of Maxxon, Inc. common stock that were issued and outstanding immediately before such effective time will automatically represent the post-Reverse Stock Split number of shares of common stock of Revolutions Medical Corporation. Shortly after the completion of the Reverse Stock Split, Maxxon will send written notice to all stockholders of record with instructions on how to exchange their existing Maxxon, Inc. stock certificates for new certificates representing the post-Reverse Stock Split shares of common stock under our new corporate name, Revolutions Medical Corporation.

         A stockholder seeking to make this exchange will be subject to normal requirements, including proper endorsement, signature guarantee, if required, and payment of applicable taxes. Before this exchange occurs, the Maxxon, Inc. stock certificates that our stockholders hold as of the effective time of the Reverse Stock Split and the Name Change will continue to validly represent the reduced number of post-Reverse Stock Split shares of Maxxon's stock that such stockholders own after the Reverse Stock Split. YOU DO NOT NEED TO EXCHANGE YOUR EXISTING MAXXON, INC. STOCK CERTIFICATES FOR STOCK CERTIFICATES OF REVOLUTIONS MEDICAL CORPORATION UNTIL WE REQUEST THIS EXCHANGE BY SEPARATE WRITTEN NOTICE.

         Even after we send you this exchange notice, if, for any reason, you fail to exchange your Maxxon, Inc. stock certificates for Revolutions Medical Corporation stock certificates, your Maxxon, Inc. stock certificates will continue to validly represent the number of post-Reverse Stock Split shares of Maxxon's common stock that were formerly evidenced by such certificates.

Q:   WILL MY STOCK REMAIN FREELY TRADEABLE?

         A: After completion of the Reverse Stock Split and the Name Change, you may continue to make sales or transfers using Maxxon, Inc. stock certificates. As noted above, until you exchange your Maxxon, Inc. stock certificates for Revolutions Medical Corporation stock certificates, your Maxxon, Inc. stock certificates will continue to validly represent shares of Maxxon's stock that were formerly Maxxon, Inc. shares evidenced by such certificates.

         The Reverse Stock Split will not have any effect on the status of your shares. If you hold shares of our Company that are freely tradable before the effective time of the Reverse Stock Split, you will own the same number of freely tradeable shares of Maxxon (i.e. Revolutions Medical Corporation) after the effective time. Similarly, if you hold any securities of ours with transfer restrictions before the effective time of the Reverse Stock Split, you will hold equivalent securities of post-Reverse Stock Split Maxxon shares of common stock after the effective time with the same transfer restrictions. For purposes of computing the holding period under Rule 144 of the Securities Act, your post-Reverse Stock Split shares of Maxxon common stock will be deemed to have been acquired on the date that you originally acquired those shares of Maxxon, Inc.

Q:   CAN I REQUIRE THE COMPANY TO PURCHASE MY STOCK?

         A: No, under Nevada law, you cannot require the company to purchase your stock and you do not have appraisal rights.

Q:   ARE THERE ANY REGULATORY APPROVALS REQUIRED FOR THE AMENDMENTS AND THE
REVERSE STOCK SPLIT?

         A: No regulatory approvals are required for the Name Change and the Charter Amendments to our Articles of Incorporation and the Reverse Stock Split; provided, however, notice must be given to NASDAQ and we must apply for a new CUSIP Number.

Q:   WHO WILL PAY THE COSTS OF THE AMENDMENTS AND THE REVERSE STOCK SPLIT?

         A: We will pay all of the costs of filing the Amendment to the Articles of Incorporation in Nevada, including distributing this Information Statement and the cost of exchanging certificates representing shares of Maxxon, Inc. for certificates representing post-Reverse Stock Split shares of Revolutions Medical Corporation. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock.

Q.   WHAT ARE THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT?

         A: The combination of 20 shares of pre-Reverse Stock Split common stock into one share of post-Reverse Stock Split common stock should be a tax-free transaction under the Internal Revenue Code of 1986, as amended, and the holding period and tax basis of the pre-split common stock will be transferred to the post-split common stock. This discussion should not be considered as tax or investment advice, and the tax consequences of the Reverse Stock Split may not be the same for all shareholders. Shareholders should consult their own tax advisors to know their individual Federal, state, local and foreign tax consequences.

NAME CHANGE AMENDMENT

As noted above, we are changing our corporate name to "Revolutions Medical Corporation" by filing an amendment to our Articles of Incorporation on or after 20 days from the mailing of the definitive Information Statement to our stockholders. For the past several years, under prior management we were involved in various litigation related matters, all of which have been concluded in a manner satisfactory to the Company. Nevertheless, our board of directors believes that it would be preferable for the Company to dissociate itself from these events and to mark the beginning of a new management era by changing our corporate name. We also believe a rebranding strategy is appropriate to describe the nature of our business. We selected the name "Revolutions Medical Corporation" because we believe that our product will be "revolutionary." Our hope is that our new company name and the meaning it represents will bring together our customers, our strategic partners, our employees, and last but not least, our investo rs. Thus, we will change our name to "Revolutions Medical Corporation", to more accurately reflect our current and future business focus.

The full text of the Name Change Amendment to the Articles of Incorporation is set forth below:

Certificate of Amendment to Articles of Incorporation

The first sentence of the Articles of Incorporation of the Company is amended as follows:

         1. The name of the corporation is "Revolutions Medical Corporation."

Effective Date of the Amendment

The amendment will become effective upon the filing of the amendment with the Nevada Secretary of State office. We intend to file the amendment as soon as possible after the expiration of 20 days from the mailing of the definitive Information Statement to our stockholders.

Effect of Name Change on Certificates Evidencing Shares of Maxxon, Inc.

At the effective time of the Name Change and the Reverse Stock Split, each stock certificate representing shares of Maxxon, Inc. common stock that were issued and outstanding immediately before such effective time will automatically represent the post-Reverse Stock Split number of shares of common stock of Revolutions Medical Corporation. Shortly after the completion of the Reverse Stock Split, Maxxon will send written notice to all stockholders of record with instructions on how to exchange their existing Maxxon, Inc. stock certificates for new certificates representing the post-Reverse Stock Split shares of common stock under our new corporate name, Revolutions Medical Corporation.

         A stockholder seeking to make this exchange will be subject to normal requirements, including proper endorsement, signature guarantee, if required, and payment of applicable taxes. Before this exchange occurs, the Maxxon, Inc. stock certificates that our stockholders hold as of the effective time of the Reverse Stock Split and the Name Change will continue to validly represent the reduced number of post-Reverse Stock Split shares of Maxxon's stock that such stockholders own after the Reverse Stock Split. YOU DO NOT NEED TO EXCHANGE YOUR EXISTING MAXXON, INC. STOCK CERTIFICATES FOR STOCK CERTIFICATES OF REVOLUTIONS MEDICAL CORPORATION UNTIL WE REQUEST THIS EXCHANGE BY SEPARATE WRITTEN NOTICE.

         Even after we send you this exchange notice, if, for any reason, you fail to exchange your Maxxon, Inc. stock certificates for Revolutions Medical Corporation stock certificates, your Maxxon, Inc. stock certificates will continue to validly represent the number of post-Reverse Stock Split shares of Maxxon's common stock that were formerly evidenced by such certificates.

CHARTER AMENDMENT

The Company's Board of Directors and stockholders with a majority of the voting power have approved a proposal to effect an amendment to our Articles of Incorporation pursuant to which the Board of Directors will be permitted to declare a reverse stock split of a class or series of our issued and outstanding shares without a corresponding proportional reduction in the authorized number of shares in the same class or series, and without requiring approval of our stockholders. Under Nevada law and our Articles of Incorporation as currently in effect, our Board may authorize a reverse stock split with these characteristics only after obtaining approval from our stockholders through (i) soliciting a sufficient quantity of written consents or (ii) holding a special meeting of stockholders. In either circumstance the process is cumbersome, time-consuming and expensive, and may result in the loss of potential business opportunities for the Company in a variety of circumstances.

By filing the Charter Amendment, the Board of Directors will be given the flexibility to act promptly to use a reverse stock split in issuing stock to meet our future business needs, which may include:

         o        Acquisitions and mergers;
         o Financing transactions to improve our financial and business position;
         o        Stock splits or stock dividends;
         o        Recruiting employees and executives;
         o        Employee benefit plans; and
         o        Other proper business purposes.

         Under the Charter Amendment our Board of Directors will be able to act quickly without spending the time and incurring the expense of soliciting proxies and holding additional stockholders' meetings. The Board of Directors, however, may authorize a reverse stock split of a class or series of our stock without a corresponding reduction of the authorized capital stock of the Company without action on the part of the stockholders only if the action is permissible under Nevada law, and only if the rules of the exchange on which the common stock is then listed permit those issuances. Our common stock is currently not listed on an exchange, but is traded on the over-the-counter bulletin board. Accordingly, as noted above, after the filing date of the Charter Amendment to the Articles of Incorporation, our board of directors will be authorized to cause a reverse stock split of the outstanding shares of Maxxon without an accompanying reduction in the authorized capitalization and without seeking stockholder approval.

The full text of the Charter Amendment to the Articles of Incorporation is set forth below:

Certificate of Amendment to Articles of Incorporation

A new Section -- of the Articles of Incorporation of the Company is added to read as follows:

" SECOND: The board of directors of the Corporation may from time to time, and as many times as they in their sole discretion may determine, decrease the number of issued and outstanding shares of a class or series of the Corporation's stock held by each stockholder of record at the effective date and time of the change without correspondingly decreasing the number of authorized shares of the same class or series, and without requiring the prior vote or approval of the Corporation's stockholders in accordance with section 78.2055 of the Nevada Revised Statutes or any successor statute thereto."

Effective Date of the Charter Amendment

The Charter Amendment will become effective upon the filing of the amendment with the Nevada Secretary of State office. We intend to file the Charter Amendment as soon as possible after the expiration of 20 days from the mailing of the definitive Information Statement to our stockholders.

REVERSE STOCK SPLIT

The Company's Board of Directors and stockholders with a majority of the voting power have approved a proposal to effect a reverse split of all outstanding shares of our common stock at a 1 for 20 ratio such that there will be 1 post-Reverse Stock Split share of common stock outstanding for each 20 pre-Reverse Stock Split shares of common stock, having the same par value of $.001 per share. There will be no change to the authorized shares of common stock of the Company and any fractional shares will be rounded down to the next whole number of shares, so that no shareholder shall have less than 1 share after the effectiveness of the Reverse Stock Split. The effect of the Reverse Stock Split without the comparable proportionate reduction in the authorized shares of Maxxon common stock is to dilute the voting power and ownership percentages of the existing common stock holders. The Maxxon Series 2006 Preferred stock will not be affected by the Reverse Stock Split. Accordingly, as a consequence of the Reverse Stock Split, Rondald L. Wheet, the sole holder of the Maxxon Series 2006 Preferred, and our Chairman, President and CEO, will have the voting percentage of our common and preferred stock that he owns increase from 44.8% to 98.78%

We will also obtain a new CUSIP number and trading symbol for the common stock at the effective date of the Reverse Stock Split. The Company must provide the NASDAQ Market Watch Department and Over the Counter Bulletin Board at least ten
(10) calendar days advance notice of the effective date of a reverse stock split in compliance with Rule 10b-17 under the Securities Exchange Act of 1934.

The purpose of the reverse stock split is to attempt to increase the per share trading value of our common stock. Our Board believes that a decrease in the number of shares outstanding is likely to improve the trading price for our common stock, to increase the marketability of its stock to potential new investors and its ability to attract institutional investors to hold its shares, while decreasing the volatility of the stock price, and believes the Reverse Stock Split to be in the best interests of the Company and our stockholders. However, in many cases, the market price of a Company's shares declines after a reverse stock split, and there can be no assurance that any immediate price increase in our common stock attributable to the Reverse Stock Split will be maintained for any period of time.

Effects of the Reverse Stock Split

After the effective day of the proposed reverse stock split, each stockholder will own a reduced number of shares of our common stock and representing a smaller ownership and voting percentage in the Company. Further, any outstanding options, warrants and rights as of the effective date that are subject to adjustment will be decreased accordingly. The outstanding Series 2006 Preferred stock will not be effected by the Reverse Stock Split. The proposed Reverse Stock Split will affect all common stockholders uniformly and will reduce each shareholders' percentage ownership interest in the Company. Another effect of the Reverse Stock Split is to increase the number of authorized, but un-issued shares of common stock. An effect of the existence of authorized but un-issued capital stock may be to enable the Board of Directors to render more difficult or to discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest, or otherwise, and thereby to protect the continuity of the Company's management. If, in the due exercise of its fiduciary obligations, for example, the Board of Directors were to determine that a takeover proposal was not in the Company's best interests, such shares could be issued by the Board of Directors without stockholder approval in one or more private placements or other transactions that might prevent, or render more difficult or costly, completion of the takeover transaction by diluting the voting or other rights of the proposed acquiror or insurgent stockholder or stockholder group, by creating a substantial voting block in institutional or other hands that might undertake to support the position of the incumbent board of directors, by effecting an acquisition that might complicate or preclude the takeover, or otherwise. The Company does not have any current plans, proposals, or arrangements to propose any amendments to the articles of incorporation or bylaws that would have a material anti-takeover effect.

We cannot predict the effect of the Reverse Stock Split upon the market price over an extended period and, in many cases the market value of a Company's common stock following a reverse split declines. We cannot assure you that the trading price of our common stock after the Reverse Stock Split will rise in inverse proportion to the reduction in the number of shares of our common stock outstanding as a result of the Reverse Stock Split. Also, we cannot assure you that the Reverse Stock Split would lead to a sustained increase in the trading price of our common stock. The trading price of our common stock may change due to a variety of other factors, including our operating results and other factors related to our business and general market conditions.

Further, as a result of any reverse split, some stockholders may own less than 100 shares of our common stock. A purchase or sale of less than 100 shares, known as an "odd lot" transaction, may result in incrementally higher trading costs through certain brokers, particularly "full service" brokers. Therefore, those stockholders who own less than 100 shares following the reverse split may be required to pay higher transaction costs if they sell their shares of our common stock.

                         DISSENTER'S RIGHTS OF APPRAISAL

         Under Nevada law, you do not have the right to an appraisal or the right to require the Company to repurchase your shares of common stock in connection with the Reverse Stock Split.

YOU ARE NOT ENTITLED TO DISSENT FROM ANY OF THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT OR TO DEMAND APPRAISAL OF YOUR SHARES AS A RESULT OF SUCH ACTIONS.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee, or any other person, has any substantial interest, direct or indirect, by security holdings or otherwise, in the Name Change, the Charter Amendment and the Reverse Stock Split, or transactions contemplated thereby that is not shared by all other stockholders.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Securities

         The securities that would have been entitled to vote if a meeting had been held regarding the Amendments to the Articles of Incorporation and the Reverse Stock Split consist of shares of our common stock and shares of our Maxxon Series 2006 Preferred stock, voting together as a single class. Each share of our common stock is entitled to 1 vote and each share of Maxxon Series 2006 Preferred stock is entitled to 125 votes for each such share voting together with the common stock as a single class. On November 17, 2006, the record date for determining our stockholders who would have the right to vote on the Amendments and the Reverse Stock Split, 143,160,798 shares of our common stock were outstanding and 1,000,000 shares of our Maxxon Series 2006 Preferred stock were outstanding.

         The following table sets forth, as of the date of this Information Statement information regarding the beneficial ownership of shares of the common stock or preferred stock by each person known by the Company to own five percent or more of the outstanding shares of common stock or preferred stock, by each of the officers, by each of the directors, and by the officers and directors as a group. At the close of business on November 17, 2006, the Company had 143,160,798 shares of common stock issued and outstanding and 1,000,000 shares of Maxxon Series 2006 Preferred stock issued and outstanding.

Name and Address                      Number of Shares             Percentage
----------------                      ----------------             ----------

Rondald L. Wheet                        5,556,229(1)                  3.88%
2073 Shell Ring Circle
Mt. Pleasant, SC 29466

Thomas M. Beahm                         3,895,000                     2.72%
6522 Waconda Point Drive
Harrison, TN 37341

Thomas O'Brien                                -0-                       0%
108 Dayton Street
Danvers, MA 01923

All Officers and Directors,
 as a group (3 members)                 9,451,229                      6.60%

Rondald L. Wheet
2073 Shell Ring Circle
Mt. Pleasant, SC 29466                 1,000,000
Series 2006 Preferred                                                   100%


(1) Does not include 1,000,000 shares of Series 2006 Preferred stock of the Company owned by Mr. Wheet (see below), each share of which has 125 votes per share voting together with the common stock of the Company as a single class. Accordingly, Mr. Wheet controls the right to vote shares representing 44.8% of all of the Company's issued and outstanding shares of common stock and preferred stock.

       CERTAIN INFORMATION REGARDING OUR DIRECTORS AND EXECUTIVE OFFICERS

Identification of Directors and Executive Officers

         The following table sets forth the names of all of our directors and executive officers, as of the date hereof. Each Director serves for a one-year term and until a successor is elected and has qualified. Currently, our Directors are not compensated for their services, although their expenses in attending meetings are reimbursed.

Name                       Age                     Position
----                       ---                     --------
Rondald L. Wheet           41           President/CEO, Chairman of the Board
                                          of Directors
Thomas M. Beahm            56           Director
Thomas O'Brein             60           Director

Significant Employees

         We have no employees who are not executive officers, but who are expected to make a significant contributions to the Company's business.

Family Relationships

         There are no family relationships among our directors, executive officers, or persons nominated to become directors of executive officers.

Involvement in Certain Legal Proceedings

         During the past five years, none of our directors, persons nominated to become directors, executive officers, promoters or control persons:

         o was a general partner or executive officer of any business against which any bankruptcy petition was filed, either at the time of the bankruptcy or two years prior to that time;

         o was convicted in a criminal proceeding or named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

         o was subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

         o was found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Audit Committee Financial Expert

         The Securities Exchange Commission has adopted rules to implement certain requirements of the Sarbanes-Oxley Act of 2002 pertaining to public company audit committees. One of the rules adopted by the SEC requires a company to disclose whether it has an "audit committee financial expert" serving on its audit committee. Our board of directors has not yet established an audit committee. As such, our board has not yet appointed an audit committee financial expert. At this time, our board of directors believes it would be desirable to have an audit committee, and for the audit committee to have an audit committee financial expert serving on the committee. While informal discussions as to potential candidates have occurred, at this time no formal search process has commenced.

Compliance with Section 16(a) of the Exchange Act

         To our knowledge, based solely on a review of such materials as are required by the Securities and Exchange Commission, none of our officers, directors or beneficial holders of more than ten percent of our issued and outstanding shares of common stock failed to timely file with the Securities and Exchange Commission any form or report required to be so filed pursuant to
Section 16(a) of the Securities Exchange Act of 1934, during the fiscal year ended December 31, 2005.

                             EXECUTIVE COMPENSATION

Compensation of Directors

         Currently, our directors are not compensated for their services, although their expenses in attending meetings are reimbursed.

Executive Compensation

         The compensation paid to Maxxon, Inc.'s CEO for the three prior years is as set forth below: No bonuses were paid to any of the Company's officers except to Mr. Wheet. See "Certain Relationships and Related Transactions." There are no other officers of Maxxon to whom compensation was paid at any time during the last three years.

                                           SUMMARY COMPENSATION TABLE

                                                                        Long Term Compensation
                                                               --------------------------------------
                                  Annual Compensation                     Awards            Payouts
                          ------------------------------------ -------------------------- -----------
  Name and                                          Other      Restricted    Securities                 All
  Principal                                         Annual        Stock      Underlying     LTIP       Other
  Position         Year     Salary(1)    Bonus   Compensation   Awards(2)   Options/SARs   Payouts  Compensation
---------------- -------- ------------- ------- -------------- ----------- -------------- --------- ------------
Ron Wheet, CEO     2005    $112,500(3)    $-0-       $-0-       $320,000        -0-          $-0-       $-0-

Gifford Mabie,
Former CEO
                   2004     $100,000      $-0-       $-0-         $-0-          -0-          $-0-       $-0-

     (1) Of Mr. Wheet's salary for 2005, $27,500 remains accrued but not paid. All of Mr. Mabie's salary for 2004 was accrued by the Company but not paid.

     (2) Represents the fair market value as of March 15, 2006 of the 8,000,000 shares of common stock issued to Mr. Wheet during 2005

     (3) Mr. Wheet's employment agreement specifies an annual salary of $150,000. Mr. Wheet's 2005 salary, as listed above, is lower than $150,000 because he became CEO of the Company in March, 2005.

                         Aggregated Option/SAR Exercises in Last Fiscal Year and
                                         FY-End Option/SAR Value

                                                                  Number of Securities   Value of
                                                                  Underlying             Unexercised
                                                                  Unexercised            In-the-Money
                                                                  Options/SARs at        Options/SARs at
                                Shares                            FY-End                 FY-End
                                Acquired on                       Exercisable/           Exercisable/
      Name                      Exercise         Value Realized   Unexercisable          Unexercisable
      ------------------------  ---------------  ---------------  ---------------------  ---------------
      Ron Wheet, CEO            N/A              N/A              0                      0

Compensation of Management

         Employment Agreement  with Rondald  L. Wheet, CEO

         Effective March 16, 2005, the Company and Mr. Wheet, our CEO, entered into a two year employment agreement. The agreement provides for an annual salary of $150,000 with an annual salary increase equal to no less than the percentage increase in the Consumer Price Index during the previous calendar year. As of December 31, 2005, the Company owed Mr. Wheet $26,500.00 pursuant to his employment agreement. Mr. Wheet has the right to participate in other businesses as long as those businesses do not compete directly or conflict with the business of the Company and so long as he devotes the necessary working time, as determined in his sole discretion, to the Company's business activities. He is responsible for the Company's substantive and financial reporting requirements of the Securities Exchange Act of 1934, as amended, and is specifically allowed to hire any and all professionals necessary to assist that process. The agreement automatically renews and continues for an additional two-year period. He is entitled to participate in all executive bonuses, provided that if he is the sole director at the time such bonus is authorized, then an independent third party shall render a fairness opinion as to the bonus, or such bonus shall be put to a vote of the shareholders. The Company will provide him with all reasonable and customary fringe benefits, including, but not limited to, participation in pension plans, profit sharing plans, employee stock ownership plans, stock option plans (whether statutory or not), stock appreciation rights plans, hospitalization, medical dental disability and life insurance, vacation and sick leave. The Company will reimburse of all his reasonable and necessary travel, entertainment or other related expenses incurred by him in carrying out his duties and responsibilities under the agreement. The Company will also provide him with a cell phone, suitable office space, and membership dues in professional organizations and for any seminars and conferences related to Company business. During the term of the agreement, the Company is obligated to indemnify him for all legal expenses and liabilities incurred with any proceeding involving him by reason of his being an officer, director, employee or agent of the Company, including paying reasonable attorney fees and expenses as incurred in the event that, in his sole judgment, he needs to retain counsel or otherwise expend personal funds for his defense. The Company shall also provide reasonable Director and Officer insurance and/or Warranty and Representations insurance coverage for Wheet. The terms and extent of such insurance shall be dictated by industry standard and circumstance.

         Either party may terminate Mr. Wheet's employment under this Agreement by giving the other party 30-days advance written notice. A decision by the Company to terminate his employment shall require an affirmative vote of more than 66-2/3% of the Board, except in the case of his death. If the Agreement is terminated for cause or as a result of his death, the Company shall pay him or his estate not later than 30 days following his termination for cause or terminated because of his death, a lump sum severance payment consisting of his salary and accrued salary through the date of his termination or death plus all amounts he would have been entitled to under the Company's employee benefit plans and a pro rata amount of bonus. If the agreement is terminated without cause or terminated because of permanent disability or a change of control, then the Company shall pay him not later than 30 days following the termination a lump sum severance payment consisting of his salary for 24 months, and a pro rata amount of bonus he is eligible to receive. If he resigns for any reason other than a change of control, the Company shall pay him not later 30 days following his resignation a lump sum severance payment consisting of his salary through the date of his resignation, all amounts he is entitled to pursuant to the Company's employee benefit plans, his salary for a period of 90 days after his resignation and a pro rata amount of bonus he is eligible to receive under the Company's bonus program. For one year following his resignation or termination (except in the case of termination for cause or a change of control), Mr. Wheet will not work for or provide any services in any capacity to any competitor and will not solicit any of the Company's customers or accounts.

         In October 2006, Mr. Wheet was awarded a bonus under his employment agreement by the Board of Directors. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS" below.

         Amounts Accrued Pursuant To Previous Employment Agreements

         The Company has accrued approximately $694,000 pursuant to previous employment agreements. Although the Company plans to settle these amounts, there is no assurance that its efforts to settle will be successful. No litigation related to these previous employment agreements has been initiated or threatened. There is no assurance, however, that such litigation will not be initiated in the future.

         Mutual Release and Settlement Agreement With Former CEO

         On April 14, 2005, the Company and its former CEO entered into a mutual release and settlement agreement, pursuant to which the Company issued to the former CEO a promissory note for $216,834.16 and warrants to purchase up to 12,913,239 shares of common stock at $0.001 per share on or before April 14, 2010. In addition, the mutual release and settlement provides for continued indemnification of the former CEO and mutual releases. The note, which is unsecured, bears interest at 12% per year and is due April 14, 2006. The warrant is exercisable only to the extent that the number of shares of common stock exercised plus the number of shares presently owned by the warrant holder does not exceed 4.99% of the outstanding shares of Common Stock of the Company on such date. The exercise limit is revocable by the warrant holder upon 75 days prior notice to the Company. Subsequent to year end, the former CEO exercised warrants to purchase 6,000,000 shares of common stock for $6,000 which was deducted from the amount due under the promissory note. As at August 31, 2006 the amount of principal and interest due under the promissory note was $245,372.00.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Rondald L. Wheet became a director of our Company (Maxxon, Inc.) in March 2005. On October 24, 2006 the Board of Directors of the Company determined that Wheet, the Chairman of the Board, and its President and CEO, pursuant to his employment agreement with the Company dated as of March 18, 2005, was entitled to a bonus of one million (1,000,000) shares of its newly created 2006 Series Convertible Preferred Stock, par value $.001 per share (the "Series 2006 Preferred"), as additional recognition and compensation for all of Wheet's services to the Company during the period of time he served as its sole director and officer for (i) supervising and guiding the Company to the point where its product is ready for testing under current FDA guidelines, (ii) deferring substantially all his compensation for more than one and one-half years under the aforesaid employment agreement, and (iii) advancing disbursements on the Company's behalf. The Series 2006 Preferred have an agreed value of $20,000 as determine d by the independent members of the Company's board of directors who used the public market trading price of $.03 per share on the date of the agreement to ascertain the value of the Series 2006 Preferred and then discounted the shares by 33 and 1/3% because they are restricted securities. Based on this methodology, the purchase price for the Series 2006 Preferred is $.02 per share, or a total of $20,000. Each Series 2006 Preferred is convertible, at any time at the discretion of Wheet, into one share of the Company's common stock for each share of Series 2006 Preferred. Each Series 2006 Preferred has voting rights of 125 votes per share of Series 2006 Preferred voting together as one class with the Company's common stock. Upon conversion of the Series 2006 Preferred, each share of common stock resulting from the conversion shall be entitled to one vote per share--not 125 votes per share. The Company has filed a Certificate of Designation for the Series 2006 Preferred with the Nevada Secretary of State. Und er the terms of the issuance, all of the Series 2006 Preferred issued to Wheet are restricted securities and may not be transferred, sold or otherwise disposed of in the absence of an exemption from registration under the Securities Act of 1933, as amended, together with an opinion of counsel acceptable to the Company or an effective registration statement under the Securities Act. The Series 2006 Preferred sold to Wheet is exempt from registration under Section 4(2) of the Securities Act as a transaction by an issuer not involving a public offering in that it was made to one accredited investor without any form of general solicitation or advertising.

                             ADDITIONAL INFORMATION

Where You May Find Additional Information

         We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). You may read and copy any reports, statements or other information that we file at the SEC's public reference rooms, including its public reference room located at Room 1024, 450 Fifth Street N.W., Washington, D.C. 20549. You may also obtain these materials upon written request addressed to the Securities and Exchange Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Please call the SEC at 1-800-SEC-0330 for further information on its public reference rooms. Our public filings are also available at the Internet web site maintained by the SEC for issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System (EDGAR).

                                  MISCELLANEOUS

         We request brokers, custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of our Common Stock and we will reimburse such holders for their reasonable expenses in connection therewith. Additional copies of this Information Statement may be obtained at no charge by writing to us at our office address, 2073 Shell Ring Circle, Mt. Pleasant, South Carolina 29466 Attn: Rondald L. Wheet, President.

NO ADDITIONAL ACTION IS REQUIRED BY OUR STOCKHOLDERS IN CONNECTION WITH ANY OF THESE PROPOSALS. HOWEVER, SECTION 14(c) OF THE EXCHANGE ACT REQUIRES THE MAILING TO OUR STOCKHOLDERS OF THE INFORMATION SET FORTH IN THIS INFORMATION STATEMENT AT LEAST TWENTY (20) DAYS PRIOR TO THE EARLIEST DATE ON WHICH THE CORPORATE ACTION MAY BE TAKEN.


                       MAXXON, INC.

                       /s/ Rondald L. Wheet,
                       ---------------------------------------------------------
                       Rondald L. Wheet, President and Chief Executive Officer

                       November 29, 2006

                                 EXHIBITS INDEX

     A. Amended Articles of Incorporation of Maxxon, Inc., a Nevada corporation

EXHIBIT A - MAXXON, INC. INFORMATION STATEMENT



                            CERTIFICATE OF AMENDMENT

                                       TO

                            ARTICLES OF INCORPORATION

                                       OF

                                  MAXXON, INC.


         1. The name of the corporation is Maxxon, Inc. (the "Corporation").

         2. The Articles of Incorporation have been amended as follows:

         FIRST: The name of the corporation (which is hereafter referred to as the "Corporation") is Revolutions Medical Corporation.

         SECOND: The board of directors of the Corporation may from time to time, and as many times as they in their sole discretion may determine, decrease the number of issued and outstanding shares of a class or series of the Corporation's stock held by each stockholder of record at the effective date and time of the change without correspondingly decreasing the number of authorized shares of the same class or series, and without requiring the prior vote or approval of the Corporation's stockholders in accordance with section 78.2055 of the Nevada Revised Statutes or any successor statute thereto.

The Amendment was approved by written consent of the holders of a majority of all of the issued and outstanding shares of common stock and Series 2006 Preferred stock entitled to vote thereon voting together as a single class.

 The Effective Date of this filing shall be the filing date.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Articles of Incorporation to be signed in its name and on its behalf by its President on this __ day of November, 2006.

                                                     MAXXON, INC.


                                                     /s/ Rondald L. Wheet
                                                     ---------------------------
                                                     Rondald L. Wheet
                                                     President and CEO